AMPLIFY-7P Defining the Path Forward for ELI-002 7P in Adjuvant mKRAS PDAC JUNE 15, 2026

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Forward-Looking Statements Certain statements contained in this Presentation regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding the sufficiency of our current cash and cash equivalents to support planned operations into Q4 2026; our planned clinical programs, including the timing and outcome of planned clinical trials; the timing and potential outcome of discussions with regulators regarding the results of the AMPLIFY-7P trial and plans for an ELI-002 7P Phase 3 trial; the potential for advancement of ELI-002 7P into a Phase 3 trial, including the timing and design of any such trial; the potential for clinical benefit, particularly for R0 resected pancreatic cancer patients; the promise of immunological targeting of mKRAS in patients considered to be refractory to immunotherapy; the potential of our product candidates, including the potential of ELI-002 7P; the potential market opportunity for ELI-002 7P; the potential for ELI-002 7P to address a significant unmet need in the adjuvant PDAC setting; the timing and outcomes of any financing or partnering opportunities; the potential for future expansion of ELI-002 to other indications, including in mKRAS positive lung cancer and other mKRAS positive cancers; the potential benefits and effectiveness of off-the-shelf immunotherapy approaches; and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, our plans to develop and commercialize our product candidates, including ELI- 002 7P; the timing of initiation of our planned clinical trials; the timing of the availability of data from our clinical trials; the timing of any planned investigational new drug application or new drug application; our plans to research, develop and commercialize our current and future product candidates; and our estimates regarding future revenue, expenses, capital requirements and need for additional financing. New factors emerge from time to time, and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks are more fully discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 12, 2026, as updated by subsequent reports and other documents filed from time to time with the SEC. Forward- looking statements included in this Presentation are based on information available to us as of the date of this Presentation. We do not undertake any obligation to update such forward-looking statements to reflect events or circumstances after the date of this Presentation, except to the extent required by law. 2 | Elicio Therapeutics

AMPLIFY-7P Identified a Clear Phase 3 Development Path for ELI-002 7P

Primary endpoint was not met in the ITT population, the study identified a biologically and clinically consistent signal that informs future development

Primary Endpoint was Not Met	Randomized Phase 2 AMPLIFY-7P did not achieve its primary DFS endpoint in the overall ITT population in mKRAS-driven PDAC after locoregional therapy: **adjuvant setting**
Early DFS Benefit Observed	DFS curves separated early during active ELI-002 7P treatment, supporting biological activity in the adjuvant setting
Clear Clinical Signal in Completely Resected (R0) Patients	Strong treatment effect observed in lower residual disease patient populations, supporting a more focused development strategy
Biological Validation and Favorable Safety	Strong mKRAS-specific immune responses correlated with DFS; ELI-002 7P maintained a favorable safety profile

Findings identify a clear development pathway with refined patient selection and extended treatment duration.

3 | Elicio Therapeutics

AMPLIFY-7P: Randomized Phase 2 Trial in Adjuvant mKRAS+ PDAC

CLINICAL STUDY OVERVIEW: NCT05726864 (2:1 Randomized)

Designed to evaluate whether ELI-002 7P could improve disease-free survival following standard locoregional therapy

ELI-002 7P Monotherapy

- 7 mKRAS peptide antigens

Phase 2: Key Criteria

- Includes: mKRAS G12D/R/V/C/A/S/G13D
- Resected Stage I–III mKRAS PDAC
- Complete R0/R1 resection
- Radiographic NED status within 6 months
- MRD agnostic (biomarker +/- included)
- **Enrollment Completed December 2024**
- 144 patients randomized across 24 U.S. Sites


N=96
ELI-002 7P Monotherapy
8wk immunization (1,2,3,4,6,8) 8wk observation, 4wk boosting
R
2:1
Optional crossover @ confirmed PD
N=48
Standard of Care: Observation
N=144 pts, 24 enrolling U.S. Sites

Endpoints

Primary Endpoint: Disease Free Survival (DFS)

Tumor Biomarker Response (biomarker subset)

Overall Survival, Safety

Exploratory: Immunogenicity

Note: DFS assessment by iRECIST (new lesions confirmed by biopsy/imaging); R0/R1: Absence or presence of microscopic residual disease; NED: No Evidence of Disease. MRD: Minimal Residual Disease. PD: Progressive Disease

4 | Elicio Therapeutics

Early DFS Separation Observed Through 9 Months[1]

Post-hoc 3-month and 6-month landmark analyses indicate early clinical activity, with treatment-arm separation persisting through 9 months



ELI-002 7P
Dosing Period
Survival Probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
3
6
9
12
15
18
21
24
27
30
Disease-Free Survival Time (months)
+ Censored
Treatment Group
ELI-002 7P
SOC
Number at Risk
ELI-002 7P 96 82 64 50 42 40 24 15 6 0
SOC 48 36 29 28 24 22 16 10 4 0

ELI-002 7P DFS: ITT Stratified

DCO		20-APR-2026
Median DFS (Months)	ELI-002 7P	23.8 (9.8, NE)
	SOC (Observation)	21.2 (5.1, NE)
	HR (95% CI)	0.85 (0.52 – 1.41)
	P-value	0.5329

ELI-002 7P DFS: Post-hoc Landmark Analysis

	Landmark	3 mo	6 mo
DFS Rate	ELI-002 7P	90.3%	75.7%
	SOC (Observation)	76.6%	61.7%
	DFS Rate Difference	**13.7%**	**14.0%**
	P-value	0.0222	0.0557
	HR from t_0 to Landmark	0.37	0.55

[1] *Primary DFS analyses used specified stratified Logrank test; DCO: Data cut-off*

5 | Elicio Therapeutics

Stronger Treatment Effect Observed in Lower Residual Disease Patient Population[1]

Post-hoc analyses demonstrate stronger treatment effect in lower residual disease

ITT		R0 Resected
HR = 0.79	>	**HR = 0.65**
P = 0.2492, N = 144		P = 0.0484, N = 121

Clear improvement in DFS hazard ratio observed in R0 resected patients (N=121).

While post-hoc, these analyses clearly identify the population Elicio believes is most appropriate for Phase 3 evaluation.

At 84% of the enrolled population, this represents a clinically meaningful and accessible Phase 3 target.

6 | Elicio Therapeutics

[1] Unstratified analyses, Wilcoxon
Primary DFS analyses used specified stratified Logrank test; ITT HR 0.85.

elicio THERAPEUTICS

Higher Recurrence Risk Lower Recurrence Risk Resection Margin Status Was Imbalanced at Baseline 7 The ELI-002 7P arm contained more high recurrence-risk R1 patients than the observation arm Total (N=144) SOC (N=48) ELI-002 7P (N=96)Characteristic 23 (16%)5 (10%)18 (19%)Resection margin R1 19% 10% 0 5 10 15 20 ELI-002 7P Observation R1 Resection % R1 resection was disproportionately concentrated in the ELI-002 7P arm, potentially suppressing the ITT treatment effect. HR 1.56 1 1 Multivariate Cox model for DFS-adjusted HR (ITT)| Elicio Therapeutics

Stronger Treatment Effect Observed in Lower Residual Disease Patient Population[1]

Post-hoc analyses demonstrate stronger treatment effect in lower residual disease

ITT

HR = 0.79

P = 0.2492, N = 144

>

R0 Resected

HR = 0.65

P = 0.0484, N = 121



DFS probability
100%
75%
50%
25%
0%
0
6
12
18
24
Months from randomization
ELI-002 7P (n=96)
SOC (n=48)

	ELI-002 7P	SOC
Median (mo)	23.8	21.2
HR	0.79 (0.48-1.28)	
Wilcoxon	P 0.2492	



DFS probability
100%
75%
50%
25%
0%
0
6
12
18
24
Months from randomization
ELI-002 7P (n=78)
SOC (n=43)

	ELI-002 7P	SOC
Median (mo)	23.8	12.8
HR	0.65 (0.38-1.12)	
Wilcoxon	P 0.0484	

The analyses show the potential for improved treatment effect in lower residual disease, R0 resected population.

[1] *Unstratified analyses, Wilcoxon*
Primary DFS analyses used specified stratified Logrank test; ITT HR 0.85.

8 | **Elicio Therapeutics**

elicio THERAPEUTICS

mKRAS-Specific T Cell Responses Were Strongly Associated with Improved DFS 9 Greater mKRAS-specific T cell responses were associated with longer DFS following ELI-002 7P treatment 0 3 6 9 12 15 18 21 24 27 30 0 25 50 75 100 Months from randomization D FS P ro ba bi lit y ELI-002 7P DFS: ITT Supervised by mKRAS- specific T cell Response 2 20-APR-2026DCO NR>9.17xMedian DFS (Months) 6.08<9.17x 0.22 HR (95% CI) (0.08 – 0.63) <0.0001P-value Ph1-defined 9.17x Threshold 1mKRAS T cell fold- change from baseline: >9.17x (n=74) <9.17x (n=16) 1 Wainberg, O’Reilly, et al. Nature Medicine. 2025; 2 mKRAS T cell fold-change assessed among n=90 evaluable patients Immune response to ELI-002 7P was observed to be a strong predictor of DFS benefit. | Elicio Therapeutics

ELI-002 7P Demonstrated a Favorable Safety and Tolerability Profile

Safety profile supports extended treatment and combination strategies

Category	ELI-002 7P n (%)	SOC n (%)
Any TEAE	**70 (72.9)**	**37 (77.1)**
Treatment-related TEAE	23 (24.0)	0 (0.0)
Grade ≥ 3 TEAE	**10 (10.4)**	**7 (14.6)**
Serious TEAE	**6 (6.3)**	**4 (8.3)**
TEAE leading to dose modification	5 (5.2)	0 (0.0)
TEAE leading to withdrawal	0 (0.0)	0 (0.0)
TEAE leading to death	0 (0.0)	0 (0.0)

Proportionally Fewer Adverse Events Observed vs. SOC

- Proportionally fewer ELI-002 7P patients had adverse events (AEs), Grade ≥3 AEs, and Serious AEs
- 5% had ELI-002 7P dose delays
- 0% stopped ELI-002 7P for toxicity
- 0% treatment-related deaths
- AE event terms were similar across groups (e.g. diarrhea, fatigue in both arms reflected prior Whipple surgery)

TEAE: Treatment emergent adverse event

10 | Elicio Therapeutics

elicio THERAPEUTICS

A Precision Medicine Roadmap to Adjuvant PDAC Pivotal Phase 3 11 Key Phase 2 findings inform the Phase 3 development strategy Robust early efficacy during the dosing period with DFS separation maintained through 9 months Strong efficacy signal in completely resected R0 patients consistent with lower residual disease Extend ELI-002 7P Treatment Duration Target R0 Patients Phase 2 findings support a precision medicine Phase 3 strategy focused on R0 resected patients and additional dosing. Note: MRD positivity was defined as either ctDNA positivity or elevated/rising CA19-9; therefore, exclusion of ctDNA-positive patients does not equate to exclusion of all MRD-positive patients| Elicio Therapeutics

A Substantial Post-Surgical Treatment Gap Remains in Adjuvant PDAC

Observation remains standard of care despite substantial recurrence risk after surgery and chemotherapy

Current treatment course leaves a major post-surgical recurrence gap

Neoadjuvant chemo → Surgery R0/R1 resection → Peri-operative / adjuvant chemo → **Observation until recurrence**

Phase 2:
R0 ~84% (121/144)

No approved treatment following locoregional therapy

>50%
Recurrence within 12-months [1]

~70-80%
Recurrence within 24-months [2,3]

0
Approved immunotherapies for adjuvant PDAC [4]

13%
5-year overall survival all stages [5]

ELI-002 7P is designed to delay recurrence or prevent progression or death after standard locoregional therapy

12 | Elicio Therapeutics

[1] Leonhardt CS, et al. **Gastroenterology.** 2024, [2] Kleeff J, et al. **Ann. Surgery**. 2007, [3] Daamen LA, et al. **Trials.** 2024 [4] **NCCN Clinical Practive Guidelines in Oncology: Pancreatic Adenocarcinoma (latest version), 5. SEER Cancer Statistics Review (Pancreatic Cancer)**

elicio THERAPEUTICS

Selection of R0 Resected Patients Offers a Clear Phase 3 Development Strategy

R0 resected disease setting selects for lower disease burden and slower recurrence kinetics

Feature	R0 Resection	R1 Resection
Surgical Margin Status	Microscopic tumor **not present**	Microscopic tumor **present**
Residual Disease Burden	↓ **Lowest**	↑ **Higher**
Source of Recurrence	Occult micro-metastatic disease	Micro-metastatic disease + **local residual tumor**
Baseline Recurrence Risk	↓ **Lower**	↑ **Higher**
Expected Time to Recurrence	Typically, **longer**	Typically, **shorter**
Implication for ELI-002 7P Development	Population most likely to benefit from adjuvant ELI-002 7P Phase 3 enrollment in focused R0 population	R1 patients represent a distinct higher-burden disease setting outside the target population Excluded from Phase 3

13 | Elicio Therapeutics

elicio THERAPEUTICS

Biology of R1 Resected PDAC is Distinct from R0 Resected

R1 margins found in ~20% of PDAC resections indicate unique biology of disease underlying increased recurrence risk

Repeat resection to achieve R0 does not improve outcome[1]

17 patients underwent extended surgery to convert R1 → R0 margins during the operation. Median OS was 11 months for R1 → R0, and 13 months in R1 without extra surgery, indicating that tumor biology beyond the presence of cancer cells at the margin is responsible.

3


nerve

2


Overall Recurrence
100
75
50
25
0
Overall recurrence (%)
12
24
36
Time after surgery (months)
R1 Resected
R0 Resected

No. at risk				
R0	193	91	46	20
R1	129	41	10	5

R1 tumors associate with more rapid recurrence

R1 tumors spread along blood/lymph vessels and nerves

[1] Hernandez, et al. **Annals Surg**. 2009; [2]Tummers, et al. **Br J Surg.** 2019; [3] Esposito, et al. **Annals Surg Oncol.** 2008

14 | Elicio Therapeutics

elicio THERAPEUTICS

Next Steps

Phase 2 results support continued regulatory, clinical and operational advancement of ELI-002 7P

01

Engage with FDA: End-of-Phase 2 Meeting

Align with FDA on Phase 3 design & regulatory strategy: **ELI-002 7P in R0 resected adjuvant mKRAS PDAC**

02

Initiate Phase 3 Study in Adjuvant PDAC

Post FDA alignment, initiate Phase 3, subject to funding

03

Broaden Pipeline Across Multiple Indications

PDAC provides a clinical foundation for evaluating AMP-enabled immunotherapies **across multiple oncogenic targets,** subject to funding

15 | Elicio Therapeutics

elicio THERAPEUTICS

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